ASSETS HELD FOR SALE / LIABILITIES HELD FOR SALE	12 Months Ended
Dec. 31, 2016
ASSETS HELD FOR SALE / LIABILITIES HELD FOR SALE
ASSETS HELD FOR SALE / LIABILITIES HELD FOR SALE

9.ASSETS HELD FOR SALE / LIABILITIES HELD FOR SALE

On November 27, 2015, the Company has entered into definitive sale and purchase agreements to dispose of 60% equity interest of its subsidiary, Xin Run, to three parties, including a 38% interest to a company owned by the Founders (the “2015 Agreement”). Xin Run owns and will operate ChinaCache’s Atecsys Cloud Data Center (“Atecsys”) and is expected to build China’s first Internet Exchange. As a result, assets and liabilities subject to the purchase and sale agreements have been classified as held for sale in the Company’s consolidated balance sheet at December 31, 2015.

On March 6, 2017, the Company entered into a new definitive agreement to sell 79% of its equity interest in Xin Run to a group of investors for RMB221 million in cash before fees and expenses, including a 52.67% interest to two companies owned by the Founders. The completion of the transaction is subject to customary closing conditions, including obtaining requisite governmental registration. The transaction has been approved by the Board of Directors of the Company, acting upon the unanimous recommendation of its audit committee, consisting of independent and disinterested directors. The Company terminated the 2015 Agreement.

Assets and liabilities classified as held for sale are required to be recorded at the lower of carrying value or fair value less any costs to sell. As of December 31, 2015 and 2016, the carrying value of Xin Run’s assets were less than fair value less costs to sell, and accordingly, no adjustment to the asset value was necessary. The gain or loss on disposal, along with the continuing operations of the disposal group, will be reported in the Company’s consolidated statement of comprehensive loss. The transaction does not meet the criteria to be classified as discontinued operations under the amended guidance of ASC Topics 205 and 360 because the component does not comprise a major component of the Company’s operations.

The major classes of assets and liabilities held for sale were as follows:

	December 31
	2015	2016
	RMB’000	RMB’000	US$’000
Cash and cash equivalents	9,422	21,696	3,125
Accounts receivable, net	—	1,721	248
Prepaid expenses and other current assets (i)	101,217	101,612	14,635
Short term investment (ii)	50,000	—	—
Amounts due from ChinaCache Beijing and Beijing Blue IT	319,536	18,063	2,602
Property and equipment, net	12,375	21,541	3,103
Intangible assets, net	3,185	5,532	797
Land use right, net (iii)	48,880	48,966	7,053
Deferred tax assets	377	26,553	3,824
Accrued tax on intercompany transactions	17,205	17,205	2,478
Cloud infrastructure construction in progress (iv)	467,746	977,194	140,745
Long term deposits and other non-current assets	30,600	30,400	4,379

Assets held for sale	1,060,543	1,270,483	182,989

Accounts payable	—	5,416	780
Accrued employee benefits	2,900	3,460	498
Accrued expenses and other payables (v)	1,003,895	1,232,881	177,573
Income tax payable	2,406	2,919	420
Liabilities for uncertain tax positions	4,813	4,813	693
Amounts due to the Company	435	53,169	7,658

Liabilities held for sale	1,014,449	1,302,658	187,622

(i)

Including refundable prepaid commission fee for the potential sales of certain buildings as part of the cloud infrastructure, which was RMB99,700,000 and RMB99,700,000 (US$15,391,000) for the years end December 31, 2015 and 2016, respectively.

(ii)	Short term investment represents the investment in variable rate deposits issued by a certain commercial bank, which matured on May 4, 2016.

(iii)

The Company’s land use right is related to payment to acquire a land use right of approximately 39,000 square meters of land in Beijing Shunyi District, on which the Company plans to develop a cloud infrastructure. According to the land use right contract, the Company has a 50-year use right over the land, which is used as the basis for amortization. Amortization expense for land use right for the years ended December 31, 2014, 2015 and 2016 was RMB1,033,000, RMB1,044,000 and nil, respectively.

(iv)	As of December 31, 2015 and 2016, the Company capitalized RMB467,746,000 and RMB977,194,000 (US$140,745,000) of costs which were directly attributable to the development of the cloud infrastructure.

v.Including advances from two potential buyers for certain buildings as part of the cloud infrastructure, which was RMB997,000,000 and RMB997,000,000 (US$153,910,000) for the years end December 31, 2015 and 2016, respectively. The balance as of December 31, 2016 also included a provision for late delivery penalty of RMB30,778,000 (US$4,433,000). The provision was made for the delay in the handover of a building given disputes with buyer on the standard of delivery and acceptance of the building, which was charged to other operating income/(loss) in the consolidated statements of comprehensive loss.

The operating results of the disposal group during the three years ended December 31, 2016 that are not presented within discontinued operations are summarized as follow:

	For the years ended December 31,
	2014	2015	2016
	RMB’000	RMB’000	RMB’000		US$’000

Net revenue	—	—	(2,442)		(352)
Loss before income taxes	(15,554)	(57,010)	(107,399	)*	(15,469	)*

*Loss before income taxes for the year ended December 31, 2016 included transaction tax on assets transfer of Nil (2014: Nil and 2015: RMB27,733,000). Loss before income taxes attributable to the noncontrolling interest for the year ended December 31, 2016 was RMB1,074,000 (US$155,000) (2014: Nil and 2015: Nil).